 Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

PROSPECTUS

AAM S&P Developed Markets High Dividend Value ETF (DMDV)

Listed on NYSE Arca, Inc.

November 20, 2018,
as supplemented February 28, 2019

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Beginning on February 28, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.
You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

AAM S&P Developed Markets High Dividend Value ETF

Investment Objective
The AAM S&P Developed Markets High Dividend Value ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the S&P Developed Ex-U.S. Dividend and Free Cash Flow Yield Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Distribution and/or Service (Rule 12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.39%

1 Estimated for the current fiscal year.
Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year: $40	3 Years: $125
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund uses a “passive management” (or indexing) approach to track the total return performance, before fees and expenses, of the Index. The Index is a rules-based, equal-weighted index that is designed to provide exposure to the constituents of the S&P Developed BMI Ex-U.S. & Korea LargeMidcap Index (the “BMI Index”) that exhibit both high dividend yield and sustainable dividend distribution characteristics, while maintaining diversified sector exposure. The Index was developed in 2018 by S&P Dow Jones Indices, a division of S&P Global.
S&P Developed Ex-U.S. Dividend and Free Cash Flow Yield Index
The Index is designed to provide exposure to a subset of the constituents of the BMI Index. The BMI Index is a comprehensive benchmark including stocks from developed markets excluding the United States and Korea. The BMI Index includes equity securities that are listed in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom (collectively, the “Developed ex-U.S. & Korea Markets”).
Construction of the Index begins with the universe of equity securities that are included in the BMI Index, have a minimum float-adjusted market capitalization of US$1 billion, and have a median daily traded value of at least US$5 million. For each equity security in the BMI Index, the security’s dividend yield and free-cash-flow yield (i.e., a company’s cash flow from operations less capital expenditures divided by its market capitalization) are then adjusted to account for outliers. If a security’s dividend yield or free-cash-flow yield is in the top or bottom 2.5% of the BMI Index, the dividend yield or free-cash-flow yield, as applicable, for such security is replaced with the dividend yield or free-cash-flow yield of the security nearest to such top or bottom 2.5% threshold. The universe is then screened to keep only equity securities with a positive realized dividend yield (i.e., yield based on the total dividends paid for the most recent 12-month period) and free-cash-flow yield. These remaining securities are referred to as the “Selection Pool”.
For each security in the Selection Pool, the security’s dividend yield or free-cash-flow yield are then scored using a statistical normalization model (i.e., a tool to compare how close each yield is to the average yield for the Selection Pool) to assign a dividend yield score and free-cash-flow yield score from zero to one for each company. The equity securities in the Selection Pool are then ranked by the product of their dividend yield score and free-cash-flow yield score, and the top five scoring securities are selected from each of the eleven sectors for a total of 55 securities (collectively, the “Index Constituents”). The Index uses Standard & Poor’s Global Industry Classification Standards to define companies within one of the following sectors: communication services, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, and utilities. Fewer than five securities may be selected if there are fewer than five securities in the Selection Pool for a given sector. At the time of each reconstitution of the Index, up to 25% of the Index’s weight (i.e., 13 stocks) may be from any individual country.
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The Index is reconstituted (i.e., Index Constituents are added or deleted and weights are reset to equal-weight) semi-annually after the close of the last business day in January and July. At the time of each reconstitution of the Index, Index Constituents are added or deleted based on company data as of the last business day of December and June, respectively, and the Index Constituents are equally-weighted based on closing prices as of five business days prior to the last business day of the reconstitution month. If an Index Constituent is removed from the BMI Index, such security will simultaneously be removed from the Index. Additions to the Index Constituents only take place during the semi-annual reconstitutions. If multiple share classes of a single company qualify for inclusion in the Index, only the share class with the highest liquidity, measured by median daily value traded, is selected.
The Fund’s Investment Strategy
The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index and depositary receipts representing Index components. The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund generally will invest in all of the component securities of the Index in approximately the same proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. The following risks could affect the value of your investment in the Fund:
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Currency Exchange Rate Risk. The Fund invests primarily in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Depositary Receipt Risk. Depositary Receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary Receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in Depositary Receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the Depositary Receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

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Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

•	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
o
Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

o
Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.

o
Trading. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

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Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

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Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

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High Dividend Investing Risk. Companies with a high yield or payout ratio may reduce their dividend or stop paying dividends entirely while they are included in the Index. Such events could lower the price or yield of such company’s equity securities. Additionally, equity securities with a high yield or payout ratio may underperform other securities in certain market conditions.

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Market Capitalization Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

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Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors. The Fund’s net asset value (“NAV”) and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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New Fund Risk. The Fund is a recently organized, diversified management investment company with no operating history. As a result, prospective investors have a limited track record on which to base their investment decision.

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Passive Investment Risk. The Fund is not actively managed and its sub-adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.

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Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at https://www.aamlive.com/ETF or by calling the Fund toll free at 1-800-617-0004.
Portfolio Management
Adviser	Advisors Asset Management, Inc. (“AAM” or the “Adviser”)
Sub-Adviser	Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”)
Portfolio Managers	Denise M. Krisko, CFA, President of VIA, and Habib Moudachirou, FRM, Senior Portfolio Manager of VIA, have been portfolio managers of the Fund since its inception in 2018.

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Purchase and Sale of Shares
Shares are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and most investors will buy and sell Shares through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 50,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s investment adviser, sub-adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT THE INDEX
The Adviser has licensed the Index for use by the Fund from S&P Opco, LLC, the Fund’s index provider and a subsidiary of S&P Dow Jones Indices LLC, a division of S&P Global. The Index is calculated by an independent third party calculation agent that is not affiliated with the Fund, Adviser, Sub-Adviser, distributor, or any of their affiliates.
ADDITIONAL INFORMATION ABOUT THE FUND
Investment Objective
The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon written notice to shareholders.
Principal Investment Strategies
The Fund has adopted the following policies to comply with Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”). Such policies have been adopted as non-fundamental investment policies and may be changed without shareholder approval upon 60 days’ written notice to shareholders. With respect to the policies below, the Fund defines “equity securities” to mean common and preferred stocks, rights, warrants, depositary receipts, equity interests in real estate investment trusts (“REITs”), and master limited partnerships.
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in equity securities that are (i) are traded principally on an exchange in a Developed ex-U.S. & Korea Markets country and  (ii) have had a positive realized annual dividend yield within the past year.
Principal Investment Risks
An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. The following provides additional information about the Fund’s principal risks. It is important that investors closely review and understand these risks before making an investment in the Fund.
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Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.

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Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange (“NYSE”). Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares.

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Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.

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•	ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
o
Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

o
Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

o
Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

o
Trading. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

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Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are close. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

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Geographic Investment Risk. To the extent that the Fund’s Index invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.

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High Dividend Investing Risk. Companies with a high yield or payout ratio may reduce their dividend or stop paying dividends entirely while they are included in the Index. Such events could lower the price or yield of such company’s equity securities. Additionally, equity securities with a high yield or payout ratio may underperform other securities in certain market conditions.

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•	Market Capitalization Risk
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Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

o
Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

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Market Risk. The trading prices of debt securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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New Fund Risk. The Fund is a recently organized, diversified management investment company with no operating history. As a result, prospective investors have a limited track record on which to base their investment decision.

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Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of its investment merit. The Fund does not attempt to outperform its respective Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index. The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.

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Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with the Index. The Fund may use a representative sampling strategy to achieve its investment objective, if the Fund’s sub-adviser believes it is in the best interest of the Fund, which generally can be expected to produce a greater non-correlation risk.

PORTFOLIO HOLDINGS INFORMATION
Information about the Fund’s daily portfolio holdings is available at https://www.aamlive.com/ETF. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).
MANAGEMENT
Investment Adviser
AAM serves as the investment adviser and has overall responsibility for the general management and administration of the Fund. AAM also arranges for sub-advisory, transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. AAM provides oversight of the Sub-Adviser, defined below, monitoring of the Sub-Adviser’s buying and selling of securities for the Fund, and review of the Sub-Adviser’s performance. For the services it provides to the Fund, the Fund pays AAM a unified management fee, which is calculated daily and paid monthly, at an annual rate based on the Fund’s average daily net assets as set forth in the table below.

Name of Fund	Management Fee
AAM S&P Developed Markets High Dividend Value ETF	0.39%
Under the Investment Advisory Agreement (the “Advisory Agreement”), AAM has agreed to pay all expenses of the Fund, except for: the fee paid to AAM pursuant to the Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. AAM, in turn, compensates the Sub-Adviser from the management fee it receives.
AAM shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions arising out of the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement or its reckless disregard of its obligations and duties under the Advisory Agreement or for any losses that may be sustained in the purchase, holding, or sale of any security.
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AAM’s headquarters is located at 18925 Base Camp Road, Suite 203, Monument, Colorado 80132. AAM is a wholly-owned subsidiary of AAM Holdings, Inc., which is primarily owned by current and former employees of AAM and affiliated entities. AAM is a registered broker dealer, member FINRA and SIPC, and SEC registered investment adviser. AAM provides portfolio supervisory and evaluation services to AAM-sponsored unit investment trusts registered under the 1940 Act and provides investment advisory services to separately managed accounts, mutual funds, and the Fund.
The basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s Semi-Annual Report to Shareholders for the period ending April 30, 2019.
Sub-Adviser
The Adviser has retained Vident Investment Advisory, LLC to serve as sub-adviser for the Fund. VIA is responsible for the day-to-day management of the Fund. VIA, a registered investment adviser, is a wholly-owned subsidiary of Vident Financial, LLC. Its principal office is located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076. VIA was formed in 2014 and provides investment advisory services to ETFs, including the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund, and subject to a minimum annual fee as follows:
Name of Fund	Sub-Advisory Fee	Minimum Annual Fee
AAM S&P Developed Markets High Dividend Value ETF	0.05% on the first $250 million in net assets; 0.04% on the next $250 million in net assets; and 0.03% on net assets in excess of $500 million	$18,000
The basis for the Board’s approval of the Sub-Advisory Agreement will be available in the Fund’s Semi-Annual Report to Shareholders for the period ending April 30, 2019.
Manager of Managers Structure
The Fund and the Adviser have received exemptive relief from the SEC permitting the Adviser (subject to certain conditions and the Board’s approval) to change or select new sub-advisers without obtaining shareholder approval. The relief also permits the Adviser to materially amend the terms of agreements with a sub-adviser (including an increase in the fee paid by the Adviser to the sub-adviser (and not paid by the Fund)) or to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders will be notified of any sub-adviser changes.
Portfolio Managers
The below individuals are the Fund’s Portfolio Managers and are jointly and primarily responsible for day-to-day management of the Fund’s portfolio.
Ms. Krisko became the President of VIA in November 2014 and has over nineteen years of investment management experience. Ms. Krisko was previously the Chief Investment Officer at Index Management Solutions, LLC (“IMS”). Prior to joining IMS, she was a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital Management. She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors from August 2005 until the merger of The Bank of New York with Mellon Bank in 2007, when she assumed her role with Mellon Capital Management. Ms. Krisko attained the Chartered Financial Analyst designation in 2000. Ms. Krisko graduated with a BS from Pennsylvania State University and obtained her MBA from Villanova University.
Mr. Moudachirou became a Senior Portfolio Manager at Vident in 2018 and has over 17 years of experience that includes portfolio management in both active and strategic beta indexation internationally. Prior to joining Vident, he served as an Executive Director and Portfolio Manager at J.P. Morgan, where he was responsible for building and managing smart beta and alternative risk premia strategies; employing cost-effective and liquid replacement solutions for hedge fund exposure; and utilizing risk factor investing. From January 2012 to September 2015, he was a Portfolio Manager at Emerging Global Advisors, where he was responsible for managing smart beta emerging market focused ETFs. Mr. Moudachirou is also an Adjunct Professor at the New York University School of Professional Studies. He holds a B.S. in Physics from Pierre and Marie Curie University as well as an M.S. in Quantitative Finance from the University of Rennes, France. Additionally, Mr. Moudachirou has an M.S.E. in Statistics from the French National School of Statistics University and Information Analysis, ENSAI. He also holds the Financial Risk Manager (FRM) designation.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares.
HOW TO BUY AND SELL SHARES
The Fund issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
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Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Share Trading Prices on the Exchange
Trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for Shares as calculated by an information provider or market data vendor. The Fund is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities and/or a designated amount of U.S. cash, such IIV may not represent the best possible valuation of the Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the current Fund portfolio at a particular point in time and does not include a reduction for the fees, operating expenses, or transaction costs incurred by the Fund. The IIV should not be viewed as a “real-time” update of the Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.
Frequent Purchases and Redemptions of Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.
Determination of Net Asset Value
The Fund’s NAV is calculated as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV is calculated by dividing the Fund’s net assets by its Shares outstanding.
In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. The values of non-U.S. dollar denominated securities are converted to U.S. dollars using foreign currency exchange rates generally determined as of 4:00 p.m., London time. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).
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Fair Value Pricing
The Board has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, the Fund will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser or Sub-Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker- dealers. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Dividends and Distributions
The Fund intends to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.
The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).
The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to RICs, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.
Taxes on Distributions
The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. A portion of dividends received from the Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporations. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.
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Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Since the Fund invests primarily in securities of non-U.S. issuers, it is not expected that a significant portion of the dividends received from the Fund will qualify for the dividends-received deduction for corporations.
Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short- term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.
The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
Taxes When Shares are Sold on the Exchange
Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.
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Foreign Investments by the Fund
Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of the Fund’s assets consists of certain foreign stock or securities, the Fund will be eligible to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If the Fund does not so elect, it will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
DISTRIBUTION
The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202.
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
The Fund is new and therefore does not have any information regarding how often Shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund.
ADDITIONAL NOTICES
Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the ability of the Fund to track the total return performance of its Index or the ability of the Index identified herein to track the performance of its constituent securities. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Index, nor in the determination of the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
The Exchange does not guarantee the accuracy and/or the completeness of the Index or the data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Fund, owners of Shares, or any other person or entity from the use of the Index or the data included therein. The Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or the data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser, the Sub-Adviser, the Exchange, and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. The Fund, the Adviser, and the Sub-Adviser do not guarantee the accuracy, completeness, or performance of the Index or the data included therein and shall have no liability in connection with the Index or Index calculation. The Index Calculation Agent maintains and calculates the Index used by the Fund. The Index Calculation Agent shall have no liability for any errors or omissions in calculating the Index.
The Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Adviser. Standard & Poor’s®, S&P®, and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Adviser. It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the Fund. S&P Dow Jones Indices has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the price, and amount of shares of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
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S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
FINANCIAL HIGHLIGHTS
Financial information is not available because the Fund had not commenced operations prior to the date of this Prospectus.

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AAM S&P Developed Markets High Dividend Value ETF

Adviser	Advisors Asset Management, Inc. 18925 Base Camp Road, Suite 203 Monument, Colorado 80132	Transfer Agent, Index Receipt Agent, and Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Index Provider	S&P Opco, LLC c/o S&P Dow Jones Indices LLC 55 Water Street New York, New York 10041	Sub-Adviser	Vident Investment Advisory, LLC 300 Colonial Center Parkway Suite 330 Roswell, GA 30076
Custodian	U.S. Bank National Association 1555 N. Rivercenter Drive Milwaukee, Wisconsin 53212	Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue, 6th Floor Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202	Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541

Investors may find more information about the Fund in the following documents:
Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated November 20, 2018 is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.
Annual/Semi-Annual Reports: Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance after the first fiscal year the Fund is in operation.
You can obtain free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-617-0004.
Shareholder reports and other information about the Fund are also available:
•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•	Free of charge from the Fund’s Internet web site at https://www.aamlive.com/ETF; or
•	For a fee, by e-mail request to publicinfo@sec.gov.
(SEC Investment Company Act File No. 811-22668)

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